The Crypto Company

Building the Future of Blockchain & Web3

The Public Company Powering the Future of Blockchain Infrastructure

Old Crypto ≠ New Crypto

The Industry has Changed



Crypto has matured, but infrastructure is still fragmented and undercapitalized.



Most investors missed the last wave or got burned.



The next opportunity requires a new approach.

Our Thesis

Crypto is Here to Stay

We're building the infrastructure powering the next generation of blockchain

- Roll-up of crypto-native infrastructure plays (E.g. mining, DeFi, DePIN, etc.)
- Strategic acquisitions across the blockchain value chain.
- The conduit between traditional finance and DeFi.

The Rise of Public Company Crypto Treasuries

2017

TCC goes public and deploys a Crypto Treasury Strategy we believe to be the first in any public company.

2020

MicroStrategy announces it had adopted a Bitcoin Treasury Strategy with initial purchase of 21K BTC and a market cap of $1.5B.

As of July 2025 they have over 600K BTC and a market cap over $100B.

2025

As of July 2025, over 150 public companies hold Bitcoin on their balance sheet collectively holding 4% of total Bitcoin supply.

A Fidelity report* concludes this trend will continue “as different types of investors look for investments with an asymmetric return profile and low correlation to traditional markets.”

Some public crypto treasuries now include Ethereum, Solana and Litecoin.

* https://www.fidelitydigitalassets.com/research-and-insights/adding-bitcoin-corporate-treasury

Why Now?

The Tourists Are Gone. Time to Build.



Regulatory clarity appears imminent
(GENIUS Act & CLARITY Act)



Serious operators remain



We’ve survived every cycle and now have a strategy to scale

Our Model

A Self-Reinforcing Roll-Up Strategy



Create Liquidity
5
Grow Existing Revenues
1
2
Build Out Products & Services
3
Crypto Treasury
4
Acquire Revenue Generating Startups

(Example)

Founder Friendly Approach

Value is captured at the parent company level.

Founders of subsidiary companies retaining meaningful ownership.

Access to liquidity and operational support.

TCC provides access to public markets, regulatory navigation, and strategic capital.

Why Us?

Founders Have Deep Crypto Roots

Founders involved in crypto investing beginning 2011 - 2013

Trusted by crypto insiders; quoted in CoinTelegraph; crypto speaker at TEDx

Proven Public Market Operators

Among the first public companies in crypto

Experience navigating regulatory waters

Unique Access to Deal Flow

Inbound deal flow from our super-connector status

Crypto Roundtable leadership

The Team



Ron Levy

Co-Founder, CEO & Interim CFO

30+ years experience in finance & emerging tech

Co-founder of Redwood Fund, LP

Built crypto portfolios in public companies

Co-Founder & Host of The Crypto Roundtable



Holly Ruxin

Board Member

Former investment professional Goldman Sachs, BoA & Morgan Stanley

Founder of Montcalm Wealth Management

Named "World Changing Woman in Conscious Business" in 2022



Rafe Furst

Co-Founder & Chief Strategy Officer

5x Founder (incl Crowdfunder & Full Tilt Poker)

2x VC + 20x Lead Angel w/ $400M+ profits to investors

TEDx speaker: The Dawn of Cryptocurrency

Author of *The Future of Venture Capital* (foreword by Tim Draper)



Jared Strasser

Chief Operating Officer

Former Director at BlockApps

Co-founded blockchain gaming company

Led Blockchain Training Alliance



Ryan Cimo

Fractional Chief Compliance Officer

Former CCO & CRO in FinTech/crypto

ACAMS-certified AML specialist

Certified Bitcoin & Ethereum Professional



David Natan

Financial Advisor

Former CFO: PharmaNet

Board member: Titan Pharma, Minim Inc.

Principal at Natan & Associates

Presently: Director & Audit Committee Chair at Sunshine Biopharma (NASDAQ).



Ryan Crownholm

Advisor

Founder of Crown Capital Adventures

Veteran NFT and blockchain operator

Press and podcast regular in Web3 circles

Expert in digital marketing and mentor to a variety of entrepreneurs, CEOs & veterans.



Shruthi Rao

Advisor

3x Founder (incl Vendia & India's first Crypto mining Company)

Founder & Head of Product - Blockchain @ Amazon Web Services

Contributor, writer at Forbes, World Economic Forum & Linux Foundation



Dr. Lene Martin
Advisor

Founder, Blockchain at Pepperdine

International Speaker & Published Author

Led initiatives at Coinbase, Lockheed Martin, Amgen



Todd Ruppert
Advisor

Serial VC investor and advisor globally

Founder & CEO, Ruppert International

Former Venture Partner, Greenspring Associates and CEO, T. Rowe Price - Global Investment Services



Phillip Shoemaker
Advisor

Creator & Former Head of Apple App Store

CEO of Identity.com

Deep expertise in AI, privacy, fintech



Michael Terpin
Advisor

Pioneer in crypto PR and venture.

Founded Transform Group and BitAngels.

Helped launch Ethereum, Tether and over 100 blockchain projects.

Our Early Crypto Investments

TCC

2011 - 2013

Founders became involved in crypto investing.

2017

TCC went public in June 2017 and in our first year of trading, earned a 500% return in crypto investments.

Select cryptocurrencies TCC held

DASH

ethereum

ripple

litecoin

MONERO

CoinTracking

Track Record

- Founded in 2012, CoinTracking was the first major crypto portfolio tracking and tax reporting platform.
- Provided API-integrated dashboards for seamless tracking of trades across multiple exchanges.
- Became industry standard as crypto market boomed in 2017–2018.

Why We Invested

- First-mover advantage in crypto tax
- High-growth business model
- Strategic alignment

We acquired 50.1% for $10M in cash & stock.

CoinTracking scaled rapidly, benefiting from the crypto market's expansion.

Due to SEC related challenges, TCC divested of CoinTracking and was unable to capitalize on its full value.

Comparable Companies and Valuations

Blockfolio - Acquired for $150M
CoinTracking had multiples more revenue

CoinTracker (competitor)- Valued at $1.3B (2022)
CoinTracking had greater credibility and higher user base at peak

Blockchain Training Alliance

Track Record

- Founded in 2017, Blockchain Training Alliance (BTA) became a leading blockchain education and certification provider.
- Built a reputation as the go-to training provider for corporate and government blockchain education.
- Clients included Fortune 500 companies, tech firms, U.S. government agencies, and major consulting firms.

Why We Acquired BTA

Regulatory alignment	Strong enterprise client base	Positioned TCC as a thought leader in blockchain technology.

Students	Countries
150K	72

BTA has helped educate 150,000+ students in 72 countries.

Current Focus Areas

Certification & Training

Expanding BTA Business Unit

Digital IP / Media

Leveraging Web3 to monetize Digital IP rights

Real Estate Lending Platform

Bridge traditional real estate and crypto

Loyalty Rewards Company

Blockchain-based rewards system with partnerships with major credit card companies

DeFi/DePIN

Contributing to the growth of DeFi and the infrastructure of blockchain

Mining & Energy

Old-school crypto business, modernized with AI-powered computing tied to power contracts

Disclaimer

THE INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND IS BEING SUBMITTED TO PROSPECTIVE INVESTORS IN THE COMPANY SOLELY FOR SUCH INVESTORS' CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR EXPRESS WRITTEN PERMISSION OF THE COMPANY, SUCH PERSONS WILL NOT RELEASE THIS DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR USE THIS PRESENTATION FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE COMPANY. ANY INVESTMENT IN THE COMPANY IS SPECULATIVE, INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY SOPHISTICATED INVESTORS WHO ARE PREPARED TO BEAR THE ECONOMIC RISK OF SUCH INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF INVESTMENT.

This presentation is not an offer of securities and must not be construed as an offer to sell or an invitation to subscribe to any securities or other financial products in any jurisdiction or country. Information contained in this document is not intended to be securities or financial product advice and should not be relied upon as such. The repayment of an investment in and the performance of funds managed by The Crypto Company is not guaranteed by The Crypto Company, any organization or any person. The potential investment is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

Past performance is not indicative of or guarantee of future results.

This presentation is intended as a general outline only and is not a definitive statement on the subject matter. It is not intended for public use or distribution.

Forward-Looking Statements: Certain information set forth herein contains "forward-looking information", including "future oriented financial information" and "financial outlook", under applicable securities laws (collectively referred to herein as forward-looking statements).

Except for statements of historical fact, information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) expected development of the Company's business, projects and joint ventures; (iii) execution of the Company's vision and growth strategy, including with respect to future M&A activity and global growth; (iv) completion of the Company's projects that are currently underway, in development or otherwise under consideration; and (v) future liquidity, working capital, and capital requirements.

Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained herein are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. You are cautioned not to place undue reliance on forward-looking statements. The statements contained herein are qualified in their entirety by the Company's public filings with the U.S. Securities and Exchange.

Join the Next Chapter of Crypto

TCC

Contact →

Ron Levy, CEO

info@tcc.co

thecryptocompany.com

OTCID:CRCW